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                   CREDIT EXTENSION CONFIRMATION AND AMENDMENT

                               Dated June 30, 1995

                 Reference is made to (i) the Interim Warehouse and Security Agreement, dated as of February 2, 1995 among ContiTrade Services Corporation (the "Lender"), DVI Financial Services Inc. (the "Borrower") and DVI, Inc. (the "Guarantor") (the "Interim Warehouse Agreement"), (ii) the Secured Grid Note dated as of February 2, 1995 from the Borrower to the Lender (the "Note"), (iii) the Guarantee dated as of February 2, 1995 from the Guarantor in favor of the Lender (the "Guarantee") and (iv) the Custodial Agreement dated as of February 2, 1995 among the Lender, the Borrower and Bankers Trust Company, as custodian (the "Custodian") (the "Custodial Agreement" and together with the Interim Warehouse Agreement, the Note and the Guarantee, the "Agreements"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Interim Warehouse Agreement.

Section 1.

                 (a) The "Maturity Date" as stated in the Interim Warehouse Agreement and referenced in the Note, the Guarantee and the Custodial Agreement shall be the earlier of (i) the date of the second issuance of Investor Certificates or (ii) October 31, 1995.

                 (b) The Lender hereby transfers and assigns to ContiTrade Services L.L.C. (the "Assignee"), and the Assignee hereby accepts and assumes from the Lender, effective as of the date hereof (the "Effective Date"), all of the Assignor's rights and obligations under the Agreements.

                 (c) The Assignee hereby (a) appoints and authorizes the Custodian to take such action as custodian for the Lender on its behalf and to exercise such powers under the Custodial Agreement as are delegated to the Custodian by the terms thereof and (b) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreements are required to be performed by it as Lender.

                 (d) As of the Effective Date, (a) the Assignee shall be a party to the Agreements and have the rights and obligations of the Lender thereunder,
(b) the Lender shall relinquish its rights and be released from its obligations under the Agreements and (c) all references in the Agreements to the "Lender" shall be deemed to refer to the Assignee. From and after the Effective Date, the Borrower and the Guarantor shall make all payments under the Agreements which are due to the Lender (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee, as Lender.

                 (e) This Credit Extension Confirmation and Amendment shall bind, and the benefits hereof shall inure to, the Lender and the Assignee and their respective successors and assigns.

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Section 2.

                 As amended by Section 1 hereof all provisions of the Interim Warehouse Agreement, the Note, the Guarantee and the Custodial Agreement are reconfirmed as of the date hereof. The Borrower and the Guarantor, in addition, hereby reconfirm and remake as of the date hereof each and every of their respective representations, warranties and covenants set forth in the Interim Warehouse Agreement.

                 THIS CREDIT EXTENSION CONFIRMATION AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICTS OF LAW PRINCIPLES.

                 IN WITNESS WHEREOF, the parties hereto have caused this Credit Extension Confirmation and Amendment to be duly executed by their respective officers on the day and year first above written.

                                       DVI FINANCIAL SERVICES INC.

                                       By: /s/ Michael A. O'Hanlon
                                          ---------------------------
                                          Name:  Michael A. O'Hanlon
                                          Title:

                                       DVI, INC.

                                       By: /s/ Michael A. O'Hanlon
                                          ---------------------------
                                          Name:  Michael A. O'Hanlon
                                          Title:

                                       BANKERS TRUST COMPANY

                                       By: /s/ Joseph L. Campbell
                                          ---------------------------
                                          Name: Joseph L. Campbell
                                          Title: Assistant Vice President


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                                       CONTITRADE SERVICES CORPORATION

                                       By: /s/ Jerome M. Perelson
                                          ---------------------------
                                          Name: Jerome M. Perelson
                                          Title: President

                                       By: /s/ David P. DeMuth
                                          ---------------------------
                                          Name: David P. DeMuth
                                          Title: Vice President

                                       CONTITRADE SERVICES L.L.C.

                                       By: /s/ Jerome M. Perelson
                                          ---------------------------
                                          Name: Jerome M. Perelson
                                          Title: Authorized Signatory

                                       By: /s/ David P. DeMuth
                                          ---------------------------
                                          Name: David P. DeMuth
                                          Title: Authorized Signatory


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